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                                  EXHIBIT 10.18

                           SKYLINE LOGICAL MINING UNIT


The Mineral Leasing Act (MLA) of February 25, 1920, as amended by the Federal Coal Leasing Amendments Act (FCLAA) of 1976, authorizes the consolidation of coal leases into a logical mining unit (LMU). An LMU is an area of land in which the coal resources can be developed in an efficient, economical and orderly manner as a unit with due regard to conservation of coal resources and other resources.

As a result of an application for an LMU designation filed by Utah Fuel Company, the Skyline LMU is approved effective August 1, 1988 and provides as follows:

1. UNIT AREA: The area specified on the map attached hereto marked Exhibit A is hereby designated the LMU area, containing 6,367.14 acres as described as follows:

                              T. 13 S., R. 6 E., SLM, Utah

                              Sec. 10, lots 3, 4, E 1/2 SW 1/4, SE 1/4;
                              Sec. 11, S 1/2 S 1/2;
                              Sec. 13, lots 1-8;
                              Secs. 14, 15, 22, 23, all;
                              Sec. 24, W 1/2;
                              Sec.25, beginning at the SW
                                    corner; thence N. 0(Degree)
                                    07' W. 74.9 chains along the
                                    west section line to the NW
                                    corner; thence East 40.1
                                    chains along the north
                                    section line to the N 1/4
                                    corner; thence S. 28(Degree)
                                    03' 38" W. 85 chains, more or
                                    less, to the point of
                                    beginning;
                              Sec. 26, all;
                              Sec. 27, all, (excluding reservoir R/W SL-062389); Sec. 34, all, (excluding reservoir R/W SL-062389); Sec. 35, all.

The LMU includes the following Federal coal leases described in Exhibit B attached: U-073120, U-0142235, U-020305, U-0147570, and U-044076.

2.       UNIT OPERATOR:      Utah Fuel Company
                             175 East 400 South, Suite 800
                             Salt Lake City, Utah 84111


3. STIPMATIONS: As a consideration to the approval of the LMU, the operator/lessee consents to the following stipulations which make all Federal leases within the LMU



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         subject to uniform requirements of this Resource Recovery and
         Protection Plan (R2P2), LMU recoverable reserves exhaustion, diligent development, continued operation, maximum economic recovery, advance royalty and royalty reporting periods. As of August 1, 1988, the diligence terms and conditions of the Federal lease are subject to or are superseded by the diligence requirements imposed on the LMU.

         A.       SUPERVISION:              Bureau of Land Management
                                            Moab District Office
                                            82 East Dogwood
                                            P. 0. Box 970
                                            Moab, Utah  84532

                  The District Manager located at the above location is responsible for the review and approval of exploration plans and operations, and modifications thereto, prior to the commencement of mining operations within a permit area approved pursuant to the Surface Mining Control and Reclamation Act (SHCRA) of 1977. The District Manager is also responsible for review and approval of resource recovery and protection plans and modifications thereto, and is also responsible for inspection and enforcement, including production verification, of such operations and all lands and all coal within the LMU, and for implementing all other applicable provisions of the 43 CFR 3400 rules.

         B. DILIGENT DEVELOPMENT AND CONTINUED OPERATION: Pursuant to 43 CFR 3480.0-5 (a)(13)(ii)(B), the diligent development period for the LMU began on May 1, 1986. Therefore, the LMU must have production of commercial quantities (It of the total recoverable reserves) by May 1, 1996. Utah Fuel Company must mine 986,470 tons from anywhere within the LMU to achieve diligent development and, thereafter, to maintain continued operation or request to be allowed to pay advance royalty in lieu of continued operation.

         C. ADVANCE ROYALTY: The number of years for which advanced royalty may be paid in lieu of continued operation is ten
                  (10). Advance royalty may be paid in lieu of continued operation only until May 1, 2006. No advanced royalty paid prior to that date may be credited against production royalty after that date.

         D. REPORTING PERIOD: The rental amount for Federal coal leases is to be prorated to the effective date of the LMU. Thereafter, rental for Federal coal leases contained in the IXU will be due, in a lump sum, annually on the anniversary date of the LMU approval, August 1, 1988. Upon approval and for the duration of this LMU, no Federal rentals may be credited against production royalties for any Federal coal lease contained in the LMU, even though the Federal coal lease terms may have allowed for such credits prior to the effective date of the LMU.

                  Royalties for Federal recoverable coal reserves produced within the LMU will be paid on the appropriate Minerals Management Service (MMS) Production and



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                  Operations reports every royalty reporting period. The LMU royalty reporting period will be on a monthly basis beginning with the royalty period after the date that coal is first produced following the effective date of the LMU approval. If coal is being produced on the effective date of LMU approval, the first royalty reporting period will begin on the first day of the month following the effective date of the LMU. Since all production within an LMU is credited to the entire LMU, a certified record of all non-Federal LMU coal production must be provided to the District Manager on an annual basis. Progress maps and reports required by 43 CFR 3483.2 shall show all Federal and non-Federal production from anywhere within the LMU.

         E. RECOVERABLE COAL RESERVES EXHAUSTION: The 40-year LMU recoverable coal reserves exhaustion period commences the date that coal is first produced from the LMU, following the effective date of LMU approval. if there is production occurring within the LMU on the effective date of LMU approval, the 40-year clock begins on the effective date of LMU approval.

         F. OTHER: If the LMU, of which Federal coal leases U-073120, U-0142235, U-020305, U-0147570, and U-044076 are a part, fails for whatever reason, the above mentioned leases will automatically be subject to the diligence provisions that otherwise would have applied had they not been included in an LMU.

COASTAL STATES ENERGY COMPANY                    UTAH FUEL COMPANY
                                                 Unit Operator


By_____________________________                  By_____________________________

  _____________________________                    _____________________________
  Title                                            Title

  _____________________________                    _____________________________
  Date                                             Date


                      KANAWHA & HOCKING COAL & COKE CO.

                      By______________________________________
                                                                 SEE SEPARATE
                      ________________________________________   CONCURRENCE
                      Title                                      DOCUMENT

                      ________________________________________
                      Date


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                                [GRAPHIC OMITTED]

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                              CONCURRENCE DOCUMENT
                                OF DECISION DATED
                                NOVEMBER 9, 1993



THE UNDERSIGNED CONCUR THAT THE JULY 28, 1989 AGREEMENT IS STILL

VALID AND IN EFFECT WITH NO OBJECTION TO INCLUSION OF COAL LEASE

U-073120 INTO THE SKYLINE LOGICAL MINING UNIT APPROVAL.


                         _______________________________________________________
                         Authorized Officer - David E. Lung, Secretary/Treasurer Kanawha & Hocking Coal and Coke- Company


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                                   SKYLINE LMU

                                   EXHIBIT "B"

FEDERAL LEASE:

                  Serial Number: U-073120

                  Lease Effective Date: February 1, 1964

                  Lessee: Kanawha and Hocking Coal and Coke Company

                  Description of Land Committed:

                                    T. 13 S., R. 6 E., SLM, Utah
                                    Sec. 13, lots 1-6, and 8;
                                    Sec. 14, NE 1/4, N 1/2 SE 1/4;
                                    Sec. 24, NE 1/4 NW 1/4.

                  Acres:    557.22

FEDERAL LEASE:

                  Serial Number: U-0142235

                  Lease Effective Date: October 1, 1964

                  Lessee:  Coastal States Energy Company

                  Description of Land Committed:

                           T. 13 S., R. 6 E., SLM, Utah
                           Sec. 11, S 1/2 S 1/2;
                           Sec. 14, W 1/2, SW 1/4 SE 1/4.

                  Acres:   520.00



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FEDERAL LEASE:

                  Serial Number: U-0147570

                  Lease Effective Date: May 1, 1965

                  Lessee: Coastal States Energy Company

                  Description of Land Committed:

                           T. 13 S., R. 6 E., SLM, Utah
                           Sec. 10, lots 3, 4, E 1/2 SW 1/4, SE 1/4;
                           Sec. 15, lots 1-4, E 1/2, E 1/2 W 1/2;
                           Sec. 23, W 1/2 E 1/2, W 1/2.

                  Acres:   2,092.70

FEDERAL LEASE:

                  Serial Number: U-020305

                  Lease Effective Date: March 1, 1962

                  Lessee: Coastal States Energy Company

                  Description of Land Committed:

                           T 13 S., R. 6 E. , SLM, Utah
                           Sec. 13, lot 7;
                           Sec. 14, SE 1/4 SE 1/4;
                           Sec. 23, E 1/2 E 1/2;
                           Sec. 24, W 1/2 NW 1/4, SE 1/4 NW 1/4, S 1/2;
                           Sec. 25, Beginning at the SW corner; thence N.
                                    0(Degree) 06' 47" W. along the west section line 74.948 chains to the NW corner; thence
                                    N. 89(Degree) 57' 47" E. along the north section Line 40.114 chains to the N 1/4 corner; thence S. 28(Degree) 03' 38" W. for a distance of 84.961 chains to the point of beginning;
                           Sec. 26, E 1/2 E 1/2.

                  Acres:   829.40


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FEDERAL LEASE:

                  Serial Number: U-044076

                  Lease Effective Date: September 1, 1965

                  Lessee: Coastal States Energy Company

                  Description of Land Committed:

                           T. 13 S., R. 6 E., SLM, Utah
                           Sec. 26, W 1/2 E 1/2, W 1/2;
                           Sec. 27, lots 1-4, E 1/2, E 1/2 W 1/2,
                                    (excluding reservoir R/W SL-062389);
                           Sec. 34, lots 1-8, S 1/2, (excluding reservoir
                                    R/W SL-062389);
                           Sec. 35, all.

                  Acres: 2,367.82